UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2016. The net asset value (NAV) at that date was $21.75 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $19.12.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2016	Year Ended December 31, 2016
Cohen & Steers REIT and Preferred Income Fund at NAV[a]	–2.04%	8.43%
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	–3.30%	11.79%
FTSE NAREIT Equity REIT Index[b]	–4.29%	8.52%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	–2.64%	2.32%
Blended Benchmark—50% FTSE NAREIT Equity REIT Index/50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	–3.37%	5.63%
S&P 500 Index[b]	7.82%	11.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular distributions at a level rate (the Policy). On September 15, 2016, the Board of Directors of the Fund approved a change in the frequency of dividends distributed to shareholders from quarterly to monthly effective October 1, 2016. Distributions paid by the Fund are a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund's portfolio. The Fund's benchmarks do not include below-investment-grade securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

The real estate securities market reached a major milestone in 2016 when, for the first time since the Global Industry Classification Standard (GICS) was created in 1999, a new sector classification was added to the major stock market indexes. The move elevated real estate to its own sector category, separate from the financials sector. The reclassification acknowledged that while property investment companies share certain similarities with other capital-intensive businesses, their cash-flow-oriented business models and ties to real estate market cycles have produced a distinctive risk-return profile. Investors had other reasons to cheer real estate as well, with the sector producing a favorable total return during the year.

The broad stock market got off to a difficult start early in the year as global growth slowed and interest rates declined to record lows on renewed deflation concerns. Real estate investment trusts (REITs) outperformed during this period as investors favored the stocks' predictable income generation and attractive yields.

Global economic fears subsided as the year progressed, however, as data generally improved. The amended growth outlook resulted in a rebound in interest rates and an increase in investors' risk appetite. REITs continued to advance as real estate market fundamentals strengthened, before surrendering some of their gains as expectations of a Federal Reserve interest rate hike grew.

Donald Trump's surprise victory in the November U.S. presidential election further lifted growth and inflation expectations, due to the anticipated impact of changes in fiscal and tax policies. The sharp rise in bond yields weighed on the returns of many higher yielding equities. During this time, the more cyclical real estate sectors—such as hotels and industrial REITs—produced favorable returns, while those considered to be more defensive—like health care and free standing landlords—generally declined.

Preferred securities delivered positive total returns in 2016 despite coming under pressure early in the year from widening credit spreads and late in the year from rising bond yields. Overall, strong income generation over the course of the year more than made up for price pressures. Preferreds were also supported by the ongoing improvements in the financial profiles of banks—the largest issuers of preferreds.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

In response to a tightening U.S. labor market and signs of firming inflation, the Federal Reserve raised its target interest rate by 0.25% in December to a range of 0.50% to 0.75%—the central bank's only rate hike in 2016.

Fund Performance

The Fund had a positive total return for the year and outperformed its blended benchmark on both a NAV and market price basis. Our underweight and stock selection in the shopping center sector contributed to relative performance. The sector, with properties that are generally anchored by non-discretionary grocery stores and bargain-priced retailers, produced a positive total return but lagged the benchmark in the slow-growth environment that prevailed throughout the year.

Our underweight in health care property companies, which underperformed the broad real estate market, also aided relative performance. However, the effect was offset by relatively unfavorable stock selection in the sector. Companies with the most stable cash flows, such as owners of medical office buildings, generally performed quite well during the year, while those with skilled nursing care tenants underperformed amid concerns that regulatory issues could threaten tenants' profit margins.

Hotels rallied strongly, particularly in the second half of the year. Investors looked ahead to the end of the new supply cycle, anticipating that industry fundamentals would recover in 2017 along with the economy. However, our underweight in hotels, based on valuations, detracted from relative performance. Industrial landlords were another top-performing sector during the year, but our underweight due to generally high valuations hurt relative performance.

The Fund's allocation to preferred securities had a positive absolute return and outperformed the broad preferreds universe as measured by the BofA Merrill Lynch Fixed-Rate Preferred Securities Index. Security selection was favorable in nearly all sectors, led by issues from utilities, banks and real estate companies.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the 12-month period ended December 31, 2016.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return for the 12-month period ended December 31, 2016.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of December 31, 2016, leverage represented 25% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2017, 2018 and 2019a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	25%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%[a]
Weighted Average Term on Financing	4.4 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms by three years expiring in 2020, 2021 and 2022. The weighted average rate on financing does not include the three year extension and will increase as the extended fixed-rate tranches become effective. The weighted average term on financing includes the three year extension.

b  Data as of December 31, 2016. Information is subject to change.

c  See Note 7 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

December 31, 2016
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$52,713,623	3.8
Prologis	36,187,387	2.6
Vornado Realty Trust	27,597,828	2.0
Equinix	26,990,889	1.9
Extra Space Storage	26,106,425	1.9
UDR	24,555,855	1.8
Essex Property Trust	22,694,790	1.6
General Electric Co., 5.00%, Series D	19,206,030	1.4
SL Green Realty Corp.	19,173,906	1.4
Brixmor Property Group	18,007,406	1.3

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2016

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	61.2%
DIVERSIFIED	5.7%
American Assets Trust[a]		214,357	$9,234,500
Gramercy Property Trust		1,278,801	11,739,393
Vornado Realty Trust[a,b]		264,423	27,597,828
Washington REIT		318,761	10,420,297
			58,992,018
HEALTH CARE	5.6%
HCP[a,b]		577,909	17,175,455
Healthcare Trust of America, Class Aa,b		549,593	15,998,652
Physicians Realty Trust[a,b]		740,460	14,039,122
Quality Care Properties[a,b,c]		132,075	2,047,163
Ventas		134,004	8,377,930
			57,638,322
HOTEL	3.0%
Host Hotels & Resorts[a,b]		585,423	11,029,369
Pebblebrook Hotel Trust		219,895	6,541,876
Sunstone Hotel Investors[a,b]		856,730	13,065,133
			30,636,378
INDUSTRIALS	3.5%
Prologis[a,b]		685,497	36,187,387
NET LEASE	3.1%
Four Corners Property Trust		214,456	4,400,637
Gaming and Leisure Properties		264,452	8,097,520
Spirit Realty Capital[a,b]		1,299,599	14,113,645
STORE Capital Corp.		244,923	6,052,048
			32,663,850
OFFICE	7.5%
Alexandria Real Estate Equities[a]		140,068	15,565,757
Douglas Emmett[a,b]		308,082	11,263,478
Highwoods Properties		127,054	6,481,024
Hudson Pacific Properties		238,800	8,305,464
Kilroy Realty Corp.[a,b]		225,794	16,532,637
SL Green Realty Corp.[a,b]		178,279	19,173,906
			77,322,266

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
RESIDENTIAL	13.8%
APARTMENT	12.2%
American Campus Communities[a]		356,572	$17,746,589
Apartment Investment & Management Co.[a,b]		312,095	14,184,718
Colony Starwood Homes[a,b]		472,561	13,614,482
Equity Residential[a,b]		263,580	16,964,009
Essex Property Trust[a,b]		97,612	22,694,790
Mid-America Apartment Communities[a,b]		167,228	16,374,966
UDR[a,b]		673,132	24,555,855
			126,135,409
MANUFACTURED HOME	1.6%
Sun Communities[a,b]		213,633	16,366,424
TOTAL RESIDENTIAL			142,501,833
SELF STORAGE	4.3%
CubeSmart[a]		540,924	14,480,535
Extra Space Storage[a,b]		337,991	26,106,425
Life Storage[a,b]		43,843	3,738,054
			44,325,014
SHOPPING CENTERS	8.9%
COMMUNITY CENTER	2.7%
Brixmor Property Group[a]		737,404	18,007,406
Regency Centers Corp.[a,b]		141,529	9,758,424
			27,765,830
REGIONAL MALL	6.2%
General Growth Properties[a,b]		479,036	11,966,319
Simon Property Group[a,b]		296,694	52,713,623
			64,679,942
TOTAL SHOPPING CENTERS			92,445,772
SPECIALTY	5.8%
CyrusOne[a,b]		163,314	7,305,035
DuPont Fabros Technology[a]		251,756	11,059,641
Equinix[a,b]		75,518	26,990,889
QTS Realty Trust, Class Aa,b		305,320	15,159,138
			60,514,703
TOTAL COMMON STOCK (Identified cost—$447,706,872)			633,227,543

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	24.0%
BANKS	7.4%
Bank of America Corp., 6.20%, Series CCa		134,575	$3,389,944
Bank of America Corp., 6.00%, Series EE		200,473	4,991,778
Bank of America Corp., 6.50%, Series Ya		261,463	6,672,536
BB&T Corp., 5.625%		65,175	1,583,101
Citigroup, 6.875%, Series Ka		83,974	2,296,689
Citigroup, 6.30%, Series Sa		139,006	3,516,852
Farm Credit Bank of Texas, 6.75%, 144Aa,d		63,000	6,567,750
Fifth Third Bancorp, 6.625%, Series Ia		71,998	1,967,705
First Republic Bank, 5.50%, Series Ga		50,991	1,162,085
GMAC Capital Trust I, 6.691%, due 2/15/40, Series 2 (TruPS) (FRN)[a]		324,847	8,251,114
Huntington Bancshares, 6.25%, Series Da		198,855	5,031,031
JPMorgan Chase & Co., 6.10%, Series AAa		43,750	1,109,500
JPMorgan Chase & Co., 6.15%, Series BBa		78,600	2,011,374
JPMorgan Chase & Co., 6.125%, Series Y		90,000	2,281,500
People's United Financial, 5.625%, Series A		170,000	4,394,500
Regions Financial Corp., 6.375%, Series B		209,686	5,562,970
Wells Fargo & Co., 6.00%, Series T		48,664	1,220,493
Wells Fargo & Co., 5.85%[a]		220,206	5,557,999
Wells Fargo & Co., 6.625%		46,774	1,267,575
Wells Fargo & Co., 6.00%, Series V		39,339	986,229
Wells Fargo & Co., 5.70%, Series W		117,835	2,785,619
Wells Fargo & Co., 5.50%, Series X		87,027	1,993,789
Zions Bancorp, 7.90%, Series Fa		84,067	2,156,739
			76,758,872
BANKS—FOREIGN	1.2%
Barclays Bank PLC, 8.125%, Series 5 (United Kingdom)[a]		276,655	7,065,769
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)[a]		219,392	5,623,017
			12,688,786

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
ELECTRIC	1.5%
INTEGRATED ELECTRIC	0.7%
DTE Energy Co., 5.375%, due 6/1/76, Series B		116,388	$2,623,386
Integrys Holdings, 6.00%, due 8/1/73		162,977	4,247,588
			6,870,974
REGULATED ELECTRIC	0.8%
Southern Co./The, 6.25%, due 10/15/75		308,505	8,051,980
TOTAL ELECTRIC			14,922,954
FINANCIAL	2.8%
DIVERSIFIED FINANCIAL SERVICES	0.8%
KKR & Co. LP, 6.75%, Series A		140,000	3,539,200
State Street Corp., 5.35%, Series G		146,525	3,666,055
Stifel Financial Corp., 6.25%, Series A		45,113	1,121,509
			8,326,764
INVESTMENT ADVISORY SERVICES	0.3%
Ares Management LP, 7.00%, Series A		136,000	3,428,560
INVESTMENT BANKER/BROKER	1.7%
Charles Schwab Corp./The, 5.95%, Series D		122,400	3,058,776
Morgan Stanley, 6.875%[a,b]		282,674	7,643,505
Morgan Stanley, 6.375%, Series Ia		254,338	6,544,117
			17,246,398
TOTAL FINANCIAL			29,001,722
INDUSTRIALS—CHEMICALS	1.0%
CHS, 6.75%[a]		130,453	3,428,305
CHS, 7.50%, Series 4		74,495	2,021,794
CHS, 7.10%, Series IIa		193,453	5,128,439
			10,578,538
INSURANCE	3.0%
LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Aegon NV, 6.50% (Netherlands)		41,743	1,050,254

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
MULTI-LINE	1.3%
American Financial Group, 6.00%, due 11/15/55		99,000	$2,475,000
American Financial Group, 6.25%, due 9/30/54		139,041	3,482,977
Hanover Insurance Group/The, 6.35%, due 3/30/53		78,400	1,960,000
WR Berkley Corp., 5.75%, due 6/1/56		139,375	3,188,900
WR Berkley Corp., 5.90%, due 3/1/56		112,600	2,701,274
			13,808,151
MULTI-LINE—FOREIGN	0.2%
PartnerRe Ltd., 6.50%, Series G (Bermuda)		74,903	1,941,486
REINSURANCE	0.4%
Reinsurance Group of America, 5.75%, due 6/15/56[a]		138,000	3,626,640
REINSURANCE—FOREIGN	1.0%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)		155,700	3,289,941
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		106,758	2,702,045
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		52,801	1,342,201
Endurance Speciality Holdings Ltd., 6.35%, Series C (Bermuda)[a]		137,701	3,519,638
			10,853,825
TOTAL INSURANCE			31,280,356
INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Qwest Corp., 6.50%, due 9/1/56[a]		111,900	2,556,915
Qwest Corp., 7.00%, due 4/1/52		55,429	1,369,096
			3,926,011
REAL ESTATE	5.0%
DIVERSIFIED	1.7%
Coresite Realty Corp., 7.25%, Series A		79,200	2,002,176
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		76,536	3,819,146
NorthStar Realty Finance Corp., 8.50%, Series D		90,426	2,303,150
VEREIT, 6.70%, Series Fa		257,840	6,520,774
Wells Fargo Real Estate Investment Corp., 6.375%, Series A		102,536	2,580,831
			17,226,077

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
HOTEL	0.5%
Hersha Hospitality Trust, 6.875%, Series Ca		134,345	$3,263,240
Sunstone Hotel Investors, 6.95%, Series E		65,000	1,647,750
			4,910,990
INDUSTRIALS	0.8%
Gramercy Property Trust, 7.125%, Series A		151,270	3,978,401
Monmouth Real Estate Investment Corp., 7.875%, Series B		87,500	2,242,538
STAG Industrial, 6.875%, Series C		96,000	2,463,360
			8,684,299
OFFICE	0.4%
Corporate Office Properties Trust, 7.375%, Series La		100,000	2,520,000
Government Properties Income Trust, 5.875%, due 5/1/46		70,000	1,649,900
			4,169,900
RESIDENTIAL	0.4%
MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 6.75%, Series C		60,843	1,528,376
SINGLE FAMILY	0.2%
American Homes 4 Rent, 5.00%, Series A		79,685	2,197,713
TOTAL RESIDENTIAL			3,726,089
SHOPPING CENTERS—COMMUNITY CENTER	0.9%
Cedar Realty Trust, 7.25%, Series Ba		219,000	5,332,650
DDR Corp., 6.50%, Series Ja		60,000	1,470,000
Saul Centers, 6.875%, Series Ca		84,140	2,114,438
			8,917,088
SPECIALTY	0.3%
Digital Realty Trust, 6.35%, Series I		140,000	3,508,400
TOTAL REAL ESTATE			51,142,843
TECHNOLOGY—SOFTWARE	0.3%
eBay, 6.00%, due 2/1/56		133,000	3,450,020

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
UTILITIES	1.4%
Dominion Resources, 5.25%, due 7/30/76, Series A		115,000	$2,553,000
Entergy New Orleans, 5.50%, due 4/1/66		60,000	1,401,000
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K		116,605	2,574,638
SCE Trust IV, 5.375%, Series J		125,870	3,106,472
SCE Trust V, 5.45%, Series Ka		188,469	4,760,727
			14,395,837
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$242,888,597)			248,145,939
		Principal Amount/Shares
PREFERRED SECURITIES—CAPITAL SECURITIES	44.3%
BANKS	11.2%
Bank of America Corp., 6.30%, Series DDa		6,400,000	6,704,000
Bank of America Corp., 6.50%, Series Za		10,113,000	10,580,726
Bank of New York Mellon Corp./The, 4.625%, Series F		1,704,000	1,567,373
Citigroup, 6.125%, Series R		4,806,000	4,980,218
Citigroup, 6.25%, Series T		6,925,000	7,134,481
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000	5,502,224
CoBank ACB, 6.25%, 144Aa,d		33,000	3,362,908
CoBank ACB, 6.125%, Series Ga		46,500	4,536,656
CoBank ACB, 6.25%, Series I		4,334,000	4,507,295
Farm Credit Bank of Texas, 10.00%, Series Ia		6,000	7,185,000
Goldman Sachs Capital I, 6.345%, due 2/15/34[a]		939,000	1,118,768
Goldman Sachs Group/The, 5.70%, Series L		2,520,000	2,585,646
Huntington Bancshares, 8.50%, Series A (Convertible)[a]		3,212	4,657,400
JPMorgan Chase & Co., 7.90%, Series Ia		11,000,000	11,404,250
JPMorgan Chase & Co., 6.75%, Series Sa		8,650,000	9,331,187
JPMorgan Chase & Co., 5.30%, Series Z		2,500,000	2,557,650
M&T Bank Corp., 5.125%, Series F		1,094,000	1,059,813
PNC Financial Services Group, 6.75%		5,275,000	5,683,812
Wells Fargo & Co., 7.98%, Series Ka		11,475,000	12,005,719

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
Wells Fargo & Co., 5.875%, Series U		5,270,000	$5,539,561
Wells Fargo Capital X, 5.95%, due 12/1/36		3,700,000	3,866,500
			115,871,187
BANKS—FOREIGN	13.2%
Australia & New Zealand Banking Group Ltd./ United Kingdom, 6.75%, 144A (Australia)[d]		5,100,000	5,398,233
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)		5,200,000	5,911,794
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		2,600,000	2,717,645
Banco Mercantil del Norte SA, 5.75%, due 10/4/31, 144A (Mexico)[d]		4,000,000	3,725,000
Barclays PLC, 7.875% (United Kingdom)		3,400,000	3,447,090
Barclays PLC, 8.25% (United Kingdom)[a]		5,320,000	5,554,740
BNP Paribas, 7.195%, 144A (France)[a,d]		3,300,000	3,605,250
BNP Paribas SA, 7.625%, 144A (France)[a,b,d]		8,000,000	8,460,800
Credit Agricole SA, 8.125%, 144A (France)[a,d]		7,300,000	7,710,479
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a,d]		3,605,000	3,784,979
DNB Bank ASA, 6.50% (Norway)		3,800,000	3,883,524
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a,d]		4,835,906	5,615,696
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a,d]		8,442,000	12,473,055
HSBC Holdings PLC, 6.875% (United Kingdom)		4,800,000	5,076,000
Lloyds Banking Group PLC, 7.50% (United Kingdom)[a,b]		6,166,000	6,366,395
Nationwide Building Society, 10.25% (GBP) (United Kingdom)		4,790,000	7,767,424
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,d]		11,375,000	13,411,694
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)[a]		2,241,000	2,571,547
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)		6,400,000	6,544,000
Societe Generale SA, 7.375%, 144A (France)[d]		4,200,000	4,203,444
Standard Chartered PLC, 7.50%, 144A (United Kingdom)[d]		3,800,000	3,800,000
Swedbank AB, 6.00% (Sweden)		3,000,000	3,020,250
UBS Group AG, 6.875% (Switzerland)		2,000,000	2,040,184

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
UBS Group AG, 7.00% (Switzerland)		1,600,000	$1,682,800
UBS Group AG, 7.125% (Switzerland)		3,000,000	3,091,311
UBS Group AG, 7.125% (Switzerland)		5,000,000	5,172,835
			137,036,169
ELECTRIC—REGULATED ELECTRIC	0.2%
Southern Co./The, 5.50%, due 3/15/57, Series B		1,500,000	1,518,315
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.4%
National Rural Utilities Cooperative Finance Corp., 5.25%, due 4/20/46		1,390,000	1,450,647
State Street Corp., 5.25%, Series F		3,005,000	3,087,638
			4,538,285
FOOD	1.3%
Dairy Farmers of America, 7.875%, 144Ad,e		40,100	4,194,211
Dairy Farmers of America, 7.875%, 144A ($100 Par Value)[d]		82,000	8,707,375
			12,901,586
INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.9%
General Electric Co., 5.00%, Series Da,b		18,486,000	19,206,030
INSURANCE	11.0%
LIFE/HEALTH INSURANCE	3.0%
MetLife, 5.25%, Series C		4,266,000	4,329,990
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ad		2,000,000	2,421,000
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,d		8,065,000	10,988,562
Prudential Financial, 5.625%, due 6/15/43[a]		9,464,000	9,842,560
Voya Financial, 5.65%, due 5/15/53		3,300,000	3,254,625
			30,836,737
LIFE/HEALTH INSURANCE—FOREIGN	4.3%
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)[d]		7,600,000	7,087,000
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)[a,d]		3,400,000	3,472,250
Demeter BV (Swiss Re Ltd.), 5.625%, due 8/15/52 (Netherlands)		4,200,000	4,201,915

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)		3,200,000	$3,222,560
La Mondiale Vie, 7.625% (France)		4,500,000	4,764,375
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)[a,b,d]		7,350,000	7,615,151
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)[d]		10,000,000	10,037,500
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)[a,d]		3,800,000	4,256,000
			44,656,751
MULTI-LINE	0.8%
Hartford Financial Services Group/The, 8.125%, due 6/15/38		2,365,000	2,538,828
MetLife, 10.75%, due 8/1/69[a]		3,442,000	5,292,075
			7,830,903
MULTI-LINE—FOREIGN	0.6%
AXA SA, 6.463%, 144A (France)[a,d]		3,250,000	3,203,265
ING Groep N.V., 6.875% (Netherlands)		3,400,000	3,425,310
			6,628,575
PROPERTY CASUALTY	0.8%
Liberty Mutual Group, 7.80%, due 3/7/87, 144Aa,d		7,150,000	8,061,625
PROPERTY CASUALTY—FOREIGN	0.9%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		6,003,000	6,330,164
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)		2,800,000	2,827,042
			9,157,206
REINSURANCE—FOREIGN	0.6%
Aquarius + Investments PLC, 8.25% (Ireland)		6,000,000	6,389,790
TOTAL INSURANCE			113,561,587

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a,d]		3,254	$3,807,180
Frontier Communications Corp., 8.875%, due 9/15/20		2,200,000	2,351,250
			6,158,430
MATERIAL—METALS & MINING	1.0%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)[a,b,d]		9,600,000	10,800,000
PIPELINES	0.7%
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)		7,002,000	7,299,585
REAL ESTATE—DIVERSIFIED	0.4%
QCP SNF West/Central/East/AL REIT LLC, 8.125%, due 11/1/23, 144Ad		3,700,000	3,727,750
UTILITIES	2.4%
ELECTRIC UTILITIES	0.1%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series Da,b		1,038,000	1,039,557
ELECTRIC UTILITIES—FOREIGN	2.3%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)[a,b]		13,450,000	14,458,750
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[a,d]		8,510,000	9,701,400
			24,160,150
TOTAL UTILITIES			25,199,707
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$428,375,454)			457,818,631

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40%[f]		14,800,000	$14,800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,800,000)			14,800,000
TOTAL INVESTMENTS (Identified cost—$1,133,770,923)	130.9%		1,353,992,113
LIABILITIES IN EXCESS OF OTHER ASSETS	(30.9)		(319,363,990)
NET ASSETS (Equivalent to $21.75 per share based on 47,566,736 shares of common stock outstanding)	100.0%		$1,034,628,123

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $716,737,980 in aggregate has been pledged as collateral.

b  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $321,823,199 in aggregate has been rehypothecated.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $180,199,557 or 17.4% of the net assets of the Fund, of which 0.4% are illiquid.

e  Illiquid security. Aggregate holdings equal 0.4% of the net assets of the Fund.

f  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	5,437,250	USD	5,781,172	1/4/17	$57,649
Brown Brothers Harriman	GBP	6,246,352	USD	7,811,981	1/4/17	113,978
Brown Brothers Harriman	USD	7,716,743	GBP	6,246,352	1/4/17	(18,740)
Brown Brothers Harriman	USD	5,733,798	EUR	5,437,250	1/4/17	(10,274)
Brown Brothers Harriman	EUR	5,616,130	USD	5,930,881	2/2/17	10,316
Brown Brothers Harriman	GBP	6,321,219	USD	7,813,899	2/2/17	17,533
						$170,462

The total amount of all forward foreign currency exchange contracts as presented in the table above, is representative of the volume of activity for this derivative type during the year ended December 31, 2016.

Glossary of Portfolio Abbreviations

EUR   Euro Currency

FRN   Floating Rate Note

GBP   Great British Pound

REIT   Real Estate Investment Trust

TruPS   Trust Preferred Securities

USD   United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments in securities, at value[a] (Identified cost—$1,133,770,923)	$1,353,992,113
Cash	14,973,670
Receivable for:
Dividends and interest	11,437,626
Investment securities sold	6,399,978
Unrealized appreciation on forward foreign currency exchange contracts	199,476
Other assets	4,621
Total Assets	1,387,007,484
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	29,014
Payable for:
Credit agreement	350,000,000
Investment securities purchased	991,940
Investment management fees	752,574
Dividends declared	241,422
Administration fees	63,252
Interest expense	56,626
Directors' fees	527
Other liabilities	244,006
Total Liabilities	352,379,361
NET ASSETS	$1,034,628,123
NET ASSETS consist of:
Paid-in capital	$803,300,258
Accumulated undistributed net investment income	2,634,064
Accumulated undistributed net realized gain	8,304,113
Net unrealized appreciation	220,389,688
$1,034,628,123
NET ASSET VALUE PER SHARE:
($1,034,628,123 ÷ 47,566,736 shares outstanding)	$21.75
MARKET PRICE PER SHARE	$19.12
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(12.09)%

a  Includes $321,823,199 which has been rehypothecated in connection with the Fund's credit agreement, as described in Note 7.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Investment Income:
Dividend income	$41,674,966
Interest income (net of $2,305 of foreign withholding tax)	24,487,978
Rehypothecation income	73,895
Total Investment Income	66,236,839
Expenses:
Investment management fees	9,121,951
Interest expense	6,761,821
Administration fees	961,569
Shareholder reporting expenses	127,146
Custodian fees and expenses	122,081
Professional fees	93,322
Directors' fees and expenses	75,929
Line of credit fees	23,229
Transfer agent fees and expenses	22,698
Miscellaneous	76,614
Total Expenses	17,386,360
Net Investment Income (Loss)	48,850,479
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	43,598,497
Written option contracts	(310,646)
Foreign currency transactions	2,345,820
Net realized gain (loss)	45,633,671
Net change in unrealized appreciation (depreciation) on:
Investments	(18,417,880)
Written option contracts	(53,261)
Foreign currency translations	116,546
Net change in unrealized appreciation (depreciation)	(18,354,595)
Net realized and unrealized gain (loss)	27,279,076
Net Increase (Decrease) in Net Assets Resulting from Operations	$76,129,555

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income (loss)	$48,850,479	$43,164,825
Net realized gain (loss)	45,633,671	59,242,895
Net change in unrealized appreciation (depreciation)	(18,354,595)	(31,792,043)
Net increase (decrease) in net assets resulting from operations	76,129,555	70,615,677
Dividends and Distributions to Shareholders from:
Net investment income	(46,173,805)	(70,488,885)
Net realized gain	(24,320,098)	—
Total dividends and distributions to shareholders	(70,493,903)	(70,488,885)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	(3,824,582)
Total increase (decrease) in net assets	5,635,652	(3,697,790)
Net Assets:
Beginning of year	1,028,992,471	1,032,690,261
End of year[a]	$1,034,628,123	$1,028,992,471

a  Includes accumulated undistributed net investment income of $2,634,064 and $1,769,977, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2016

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$76,129,555
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(634,649,983)
Proceeds from sales and maturities of long-term investments	671,907,245
Net purchases, sales and maturities of short-term investments	(7,881,225)
Net amortization of premium on investments	634,188
Net non-cash dividends received	(767,231)
Net increase in dividends and interest receivable and other assets	(1,656,601)
Net increase in interest expense payable, accrued expenses and other liabilities	44,981
Decrease in premiums received from written option contracts	(72,629)
Net change in unrealized depreciation on written option contracts	53,261
Net change in unrealized depreciation on investments	18,417,880
Net change in unrealized appreciation on forward foreign currency exchange contracts	(111,689)
Net realized gain on investments	(43,598,497)
Cash provided by operating activities	78,449,255
Cash Flows from Financing Activities:
Dividends and Distributions paid	(70,975,084)
Increase (decrease) in cash	7,474,171
Cash at beginning of year (including foreign currency)	7,499,499
Cash at end of year	$14,973,670

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the year ended December 31, 2016, interest paid was $6,741,945.

During the year ended December 31, 2016, as part of exchange offers from two of the Fund's investments, the Fund received shares of new securities valued at $23,159,428, resulting in a realized gain of $168,950.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$21.63	$21.62	$17.88	$18.37	$15.34
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	0.91	0.96	0.83	0.95
Net realized and unrealized gain (loss)	0.57	0.57	4.07 [b]	(0.13)[c]	3.28
Total from investment operations	1.60	1.48	5.03	0.70	4.23
Less dividends and distributions to shareholders from:
Net investment income	(0.97)	(1.48)	(1.29)	(1.20)	(1.20)
Net realized gain	(0.51)	—	—	—	—
Total dividends and distributions to shareholders	(1.48)	(1.48)	(1.29)	(1.20)	(1.20)
Anti-dilutive effect from the repurchase of shares	—	0.01	—	0.01	—
Net increase (decrease) in net asset value	0.12	0.01	3.74	(0.49)	3.03
Net asset value, end of year	$21.75	$21.63	$21.62	$17.88	$18.37
Market value, end of year	$19.12	$18.44	$18.99	$15.70	$16.99
Total net asset value return[d]	8.43%	8.45%	29.87%	4.48%	28.45%
Total market value return[d]	11.79%	5.26%	29.91%	–0.80%	28.79%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2016	2015	2014	2013	2012
Net assets, end of year (in millions)	$1,034.6	$1,029.0	$1,032.7	$854.3	$883.1
Ratio of expenses to average daily net assets	1.65%	1.67%	1.71%	1.82%	1.63%
Ratio of expenses to average daily net assets (excluding interest expense)	1.01%	1.03%	1.03%	1.10%	1.10%
Ratio of net investment income (loss) to average daily net assets	4.64%	4.18%	4.76%	4.38%	5.45%
Ratio of expenses to average daily managed assets[e]	1.24%	1.25%	1.26%	1.31%	1.15%
Portfolio turnover rate	46%	42%	54%	51%	49%
Credit Agreement
Asset coverage ratio for credit agreement	396%	394%	395%	344%	352%
Asset coverage per $1,000 for credit agreement	$3,956	$3,940	$3,951	$3,441	$3,523

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.99 and the total return on a NAV basis would have been 29.58%.

c  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(0.17) and the total return on a net asset value (NAV) basis would have been 4.33%.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

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NOTES TO FINANCIAL STATEMENTS—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 as of December 31, 2016.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$633,227,543	$633,227,543	$—	$—
Preferred Securities— $25 Par Value:
Banks	76,758,872	70,191,122	6,567,750	—
Electric-Integrated Electric	6,870,974	2,623,386	4,247,588	—
Other Industries	164,516,093	164,516,093	—	—
Preferred Securities— Capital Securities:
Banks	115,871,187	4,657,400	111,213,787	—
Food	12,901,586	—	8,707,375	4,194,211
Other Industries	329,045,858	—	329,045,858	—
Short-Term Investments	14,800,000	—	14,800,000	—
Total Investments[a]	$1,353,992,113	$875,215,544	$474,582,358	$4,194,211	[b]

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NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Forward foreign currency exchange contracts	$199,476	$—	$199,476	$—
Total Appreciation in Other Financial Instruments[a]	$199,476	$—	$199,476	$—
Forward foreign currency exchange contracts	$(29,014)	$—	$(29,014)	$—
Total Depreciation in Other Financial Instruments[a]	$(29,014)	$—	$(29,014)	$—

a   Portfolio holdings are disclosed individually on the Schedule of Investments.

b   Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities—Capital Securities—Banks	Preferred Securities—Capital Securities—Food
Balance as of December 31, 2015	$11,380,918	$4,215,518	$7,165,400
Change in unrealized appreciation (depreciation)	149,949	321,138	(171,189)
Sales	(2,911,946)	—	(2,911,946)
Realized Gain (Loss)	111,946	—	111,946
Transfers out of Level 3[a]	(4,536,656)	(4,536,656)	—
Balance as of December 31, 2016	$4,194,211	$—	$4,194,211

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2016 which were valued using significant unobservable inputs (Level 3) amounted to $(171,189).

a  Transfers from Level 3 to Level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine prices.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At December 31, 2016, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: The Fund makes regular distributions pursuant to the Level Rate Plan. On September 15, 2016, the Board of Directors of the Fund approved a change in the frequency of dividends distributed to shareholders from quarterly to monthly effective October 1, 2016. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2016, a significant portion of the dividends have been reclassified to distributions from net realized gain.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the year ended December 31, 2016, the Fund incurred $761,351 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $16,895 for the year ended December 31, 2016.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2016, totaled $633,955,477 and $668,939,875, respectively.

Transactions in written option contracts during the year ended December 31, 2016, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2015	1,614	$72,629
Option contracts written	21	223,325
Option contracts expired	(1,614)	(72,629)
Option contracts terminated in closing transactions	(21)	(223,325)
Written option contracts outstanding at December 31, 2016	—	$—

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2016 and the effect of derivatives held during the year ended December 31, 2016, along with the respective location in the financial statements. The volume of activity for written option contracts for the year ended December 31, 2016 is summarized in Note 3.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$199,476	Unrealized depreciation	$29,014

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$2,364,136	$111,689
Written option contracts	Net Realized and Unrealized Gain (Loss)	(383,275)	—
Equity Risk:
Written option contracts	Net Realized and Unrealized Gain (Loss)	72,629	(53,261)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2016	2015
Ordinary income	$46,173,805	$70,488,885
Long-term capital gain	24,320,098	—
Total dividends and distributions	$70,493,903	$70,488,885

As of December 31, 2016, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$1,133,977,152
Gross unrealized appreciation	$229,097,153
Gross unrealized depreciation	(9,082,192)
Net unrealized appreciation (depreciation)	$220,014,961
Undistributed long-term capital gains	$9,176,139

During the year ended December 31, 2016, the Fund utilized net capital loss carryforwards of $11,879,480.

As of December 31, 2016, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income securities and permanent book/tax differences primarily attributable to certain fixed income securities and foreign currency transactions.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

To reflect reclassifications arising from the permanent differences, paid-in capital was credited $1,165,723, accumulated undistributed net realized gain was credited $646,864 and accumulated undistributed net investment income was charged $1,812,587. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2016 and December 31, 2015, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 6, 2016, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2017, through the fiscal year ended December 31, 2017.

During the year ended December 31, 2016, the Fund did not effect any repurchases. During the year ended December 31, 2015, the Fund repurchased 203,031 Treasury shares of its common stock at an average price of $18.84 per share (including brokerage commissions) at a weighted average discount of 13.8%. These repurchases, which had a total cost of $3,824,582, resulted in an increase of $0.01 to the Fund's net asset value per share.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive

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NOTES TO FINANCIAL STATEMENTS—(Continued)

dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of December 31, 2016, the Fund had outstanding borrowings of $350,000,000 at a weighted average rate of 1.9%. During the year ended December 31, 2016, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 1.9%. As of December 31, 2016, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $321,823,199. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at December 31, 2016. During the year ended December 31, 2016, the Fund earned $73,895 in fees from rehypothecated securities.

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in "market making," are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund's ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: Risks of investing in foreign securities, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund's foreign currency risks, and such investments are subject to the risks described under "Derivatives and Hedging Transactions Risk" below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will

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NOTES TO FINANCIAL STATEMENTS—(Continued)

have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund's use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (OTC) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager's ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In August 2016, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-15). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017.

In November 2016, the FASB issued a new Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-18). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017.

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017.

Management is currently evaluating the impact the adoption of this guidance will have on the Fund's financial statements and does not expect any impact to the Fund's net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers REIT and Preferred Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers REIT and Preferred Income Fund, Inc. (the "Fund") as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2017

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2016) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (6/27/03)	One Year	Five Years	Ten Years	Since Inception (6/27/03)
8.43%	15.43%	6.16%	9.85%	11.79%	14.32%	5.14%	8.44%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2016 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $28,811,299. Additionally, 35.39% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $24,320,098 at the 20% maximum rate.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University since 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003
Thomas N. Bohjalian 1965	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of the CSCM since 2006.	Since 2006
Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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RNPAR

Annual Report December 31, 2016

Cohen & Steers REIT and Preferred Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_ Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark, Mr. Maginnis and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$54,300	$54,300
Audit-Related Fees	$0	$0
Tax Fees	$6,600	$6,600
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1)      The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2016	2015
Registrant	$6,600	$6,600
Investment Advisor	$0	$0

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Gerald J. Maginnis.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is the Chairman or CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended in local corporate governance codes(1);

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•                  Material failures of governance, stewardship, risk oversight(2), or fiduciary responsibilities at the company

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe

(1)  For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine years are reclassified as non-independent unless the company can explain why they remain independent.

(2)  Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

may have been manipulated to provide additional benefits to executives;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.  We vote on a case-by-case basis considering the proxy access terms in light of a company’s specific circumstances and we may support proxy access proposals when management and boards have displayed a lack of shareholder accountability.  Director candidates nominated pursuant to proxy access will be considered in accordance with the contested election guidelines below.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis. In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Ratification of Auditors

We vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•                  an auditor has a financial interest in or association with the company, and is therefore not independent;

•                  there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•                  the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting;

•                  the auditors are being changed without explanation; or

•                  fees paid for non-audit related services are excessive and/or exceed limits set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events; initial public offerings; bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.  We support the one-share, one-vote principle for voting.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Independent Chairman

We review on a case-by-case basis proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the company’s current board leadership and governance structure; company performance, and any other factors that may be applicable.

Separate Chairman and CEO Role

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined or the Chairman is not independent, we will vote for the appointment of a lead independent  director and for regular executive sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Director and Officer Indemnification and Liability Protection

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed.  We vote in favor of proposals providing indemnification for directors and officers with respect to acts conducted in the normal course of business.  We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company and the director or officers’

legal expenses are covered.  We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are more serious violations of fiduciary obligations.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders..

Supermajority Vote Requirements

We generally support proposals that seek to lower super-majority voting requirements

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Other Business

Cohen & Steers will generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal to be voted on.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, we will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  Change in Control (“CIC”) payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

•                  Plan Cost:  The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•            SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•            SVT based only on new shares requested plus shares remaining for future grants.

•                  Plan Features:

•            Automatic single-triggered award vesting upon CIC;

•            Discretionary vesting authority;

•            Liberal share recycling on various award types;

•            Minimum vesting period for grants made under the plan.

•                  Grant Practices:

•            The company’s three year burn rate relative to its industry/market cap peers;

•            Vesting requirements in most recent CEO equity grants (3-year look-back);

•            The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;

•            The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•            Whether the company maintains a claw-back policy;

•            Whether the company has established post exercise/vesting share-holding requirements.

We will generally vote against the plan proposal if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•                  Awards may vest in connection with a liberal CIC;

•                  The plan would permit repricing or cash buyout of underwater options without shareholder approval;

•                  The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•                  Any other plan features that are determined to have a significant negative impact on shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We generally vote for shareholder proposals to recoup incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis.

All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we consider the following factors (in the order of importance as set forth below):

•                  The financial implications of the proposal, including whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 9, 2017, is set forth below.

Thomas N. Bohjalian	Executive vice president of C&S since 2012. Prior to that, senior vice president of C&S since 2006.

• Vice President

• Portfolio manager since 2006

William F. Scapell	Executive vice president of C&S since 2014. Prior to that, senior vice president of C&S since 2003.

• Vice President

• Portfolio manager since inception

Jason A. Yablon	Senior vice president of C&S since 2014. Prior to that, vice president of C&S since 2008.
• Vice President

• Portfolio manager since 2012

C&S utilizes a team-based approach in managing the registrant. Mr. Scapell, Mr. Bohjalian and Mr. Yablon direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2016, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category.

	Number of accounts	Total assets
Thomas N. Bohjalian

• Registered investment companies	6	$13,827,023,966

• Other pooled investment vehicles	7	$13,249,535,716

• Other accounts	21	$2,846,615,452

	Number of accounts	Total assets
William F. Scapell

• Registered investment companies	9	$13,398,119,885

• Other pooled investment vehicles	5	$11,813,578,925

• Other accounts	13	$1,955,178,905

	Number of accounts	Total assets
Jason A. Yablon

• Registered investment companies	8	$14,289,412,131

• Other pooled investment vehicles	1	$136,804,548

• Other accounts	5	$2,094,379,596

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2016:

Dollar Range of Securities Owned
Thomas N. Bohjalian	None
William F. Scapell	$10,000—$50,000
Jason A. Yablon	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”).  Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts.  It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts.  The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts.  For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading.  As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order.  Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known.  In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts.  In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the FTSE NAREIT Equity REIT Index, the BofA Merrill Lynch 1-5 Year US Corporate Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has two funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS.  While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: March 9, 2017